Bob Evans FARMS® NASDAQ: BOBE



Owens
Bob Evans
Biscuits
Sausage, Egg & Cheese
Breakfast Bakes
Oven Bake
Hash Brown Bake
Pork Sausage Patties
Original
Burritos
Pork Sausage Links
Mashed Potatoes

Investor Presentation

(revised 1.25.17)

Saed Mohseni, President and Chief Executive Officer
Mark Hood, Chief Administrative and Chief Financial Officer
Mike Townsley, President, BEF Foods
Scott Taggart, VP, Investor Relations

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. The risks and uncertainties in connection with such forward-looking statements related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of either of the proposed transactions; the possibility of non-consummation of the proposed transactions and the termination of the respective transaction agreements; the failure to satisfy any of the conditions to the respective transaction agreements; adverse effects on the Company's common stock because of the failure to complete either of the proposed transactions; the Company's businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees and business partners; significant transaction costs related to the proposed transactions; and the dependence on the proposed special dividend of the consummation of the sale of the Bob Evans Restaurants business. Additional information about the factors and events that could cause actual results to differ materially from those predicted by the forward looking statements, along with certain other risks, uncertainties and assumptions related to the Company and its business, may be found in our Annual Report on Form 10-K for the fiscal year ended April 29, 2016, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Non-GAAP Financial Measures

We have included in this presentation a forecast of adjusted EBITDA for future periods. This forward-looking financial measure is not presented in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP).

Our non-GAAP measures are used by analysts, investors and other interested parties to compare our performance with the performance of other companies that report similar non-GAAP measures. We believe these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of core business operating results. We believe the non-GAAP measures, when viewed in conjunction with U.S. GAAP results and the accompanying reconciliations, enhance the comparability of results against prior periods and allow for greater transparency of financial results and business outlook. In addition, we use non-GAAP data internally to assess performance and facilitate management's internal comparison of our financial performance to that of prior periods, as well as trend analysis for budgeting and planning purposes. The presentation of our non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP. Furthermore, our non-GAAP measures may not be comparable to similarly titled measures reported by other companies and may have limitations as an analytical tool. We define EBITDA as GAAP net income plus interest expense, provision for income taxes, depreciation, and amortization.

Reconciliation of the Company's projected EBITDA for fiscal year 2018 to the most directly comparable GAAP financial measure is omitted from this presentation because the Company is unable to provide such reconciliation without unreasonable effort. In particular, in light of the transactions being announced in this presentation, management is not able to calculate certain amounts necessary to provide corresponding forecasted financial measures calculated in accordance with GAAP and related reconciliations at this time as a result of the complexity of recasting historical information to reflect the Company's Bob Evans Restaurants segment as a discontinued operation, the complexity in completion of purchase accounting related to the Pineland acquired assets and operations on a pro forma basis, and the inherent difficulty in forecasting generally and in quantifying certain projected amounts that are necessary for such calculations and reconciliations.

Bob Evans
FARMS®

January 25, 2017

Bob Evans Farms, Inc.
Strategic Transformation Discussion

Transaction Terms & Rationale:
Bob Evans Restaurants Divestiture

TERMS

- Definitive agreement signed for $565 million plus assumption of certain net working capital liabilities estimated to be $40 to $50 million
- Estimated cash proceeds (net of taxes and fees) of $475-$485 million
- Anticipated use of proceeds:
  - Repay current indebtedness
  - Payment of an approximately $150 million special dividend ($7.50/share)

RATIONALE

- Net proceeds of transaction enables meaningful return of capital to shareholders and prudent capitalization of Bob Evans Farms, Inc. as a standalone foods business
- Enables Company to concentrate exclusively on BEF Foods, its fastest growing and most profitable segment

The NEW Bob Evans Farms, Inc.

Bob Evans FARMS® =

BEF foods, inc. + PINELAND FARMS POTATO COMPANY

FY 2018 *(FYE 4/18)* **projections[1]:**

Net Sales: $470 million

EBITDA: $105 million

[1] Assumes closing of Bob Evans Restaurants and Pineland Farms Potato Company transactions on April 28, 2017.

STRONG SENIOR MANAGEMENT TEAM WITH SIGNIFICANT LEADERSHIP EXPERIENCE



Mike Townsley

President, BEF Foods (CEO, Bob Evans Farms, Inc. following closing of Bob Evans Restaurants and Pineland Farms Potato Company transactions)

- President of BEF Foods, Inc. since June 2008; served as co-Chief Executive Officer December 2014 – September 2015
- Joined Bob Evans as President and Chief Operating Officer of Owens Foods in 2003
- Served as SVP of Sales and Marketing for Premium Standard Farms in Kansas City from 1997 – 2003
- Previously held roles at Smithfield Packing Company of Smithfield, Virginia and with IBP Inc. of Dakota City, Nebraska



Mark Hood

Chief Administrative and Chief Financial Officer, Bob Evans Farms, Inc.

- CFO (since June 2014) and CAO (since September 2015), Bob Evans Farms, Inc.; served as co-CEO from December 2014 – September 2015
- Independent business consultant 2012 – 2014
- SVP and CFO of Caleres, Inc. (formerly Brown Shoe Company, Inc.), a $2.6bn global footwear company 2006 to 2012
- Previously, SVP and CFO of Panera Bread Company

Transaction Terms & Rationale:
Pineland Farms Acquisition

TERMS

- Definitive agreement signed for $115 million
- Up to $25 million earn-out provision if certain financial metrics are achieved within 24 months of closing

RATIONALE

- Enables continued growth and innovation as the leading national producer of dinner side-dish products
- Adding Pineland's state-of-the-art facility will provide 180 million pounds of capacity and mitigates the need for near term capital spending for additional capacity to meet growth targets
- Side-dish product mix expected to increase to nearly two-thirds of annual sales volume by fiscal year 2020, from 56% of sales mix currently
- Sausage sales volume mix expected to decline from 29% presently to 18% by fiscal year 2020
- Provides capability to produce and sell cut and shredded potato products in both the retail and food channels

The New BOBE: Financial Structure

- $100 million share repurchase authorization
- Expect to establish a new $300 million credit facility at transaction closings
- Leverage target/expectation of 1.0 to 2.0x following transactions
- Expected annual capital expenditures of $25 to $35 million
- Ongoing quarterly dividend payment expected to be retained
- Long-term annual sales growth of mid- to high-single digits and EBITDA growth of high-single to low-double digits expected


NEW!
Owens
Bob Evans
Regular Pork Sausage Patties
30
New Look, Same Great Taste!
Bob Evans
farm-fresh goodness
ON THE GO
BISCUITS
Sausage, Egg & Cheese
Bob Evans
farm-fresh goodness
ON THE GO
Breakfast Bakes
Sausage, Egg,
Bob Evans
farm-fresh goodness
Oven Bake
Hash Brown Bake
Bob Evans
farm-fresh goodness
PORK SAUSAGE PATTIES
FULLY COOKED
Original
Bob Evans
farm-fresh goodness
urritos
ausage, Egg
Cheese
Bob Evans
PORK SAUSAGE LINKS
Original
Bob Evans
farm-fresh goodness
MASHED POTATOES
Original
Bob Evans
Original
Bob Evans
REGULAR
Owens

BEF foods, inc.

FOUR KEY LINES OF BUSINESS

- Refrigerated Sides
- Food Service
- Sausage
- Frozen Products

Sold at 35,000+ retail locations

BEF FOODS: SIDE-DISH GROWTH DRIVES SALES AND MARGIN IMPROVEMENT

FY 2010 Sales Mix (pounds)



Side Dishes(1)
36%
42%
Sausage
12%
Other
10%
Frozen

food service/retail mix: ***11% / 89%***

FY 2017 Q2 TTM Sales Mix (pounds)



Side Dishes(1)
56%
29%
Sausage
11%
Other
4%
Frozen

food service/retail mix: ***19% / 81%***

Projected FY 2020 Sales Mix (pounds)



Side Dishes(1)
66%
Other 7%
Frozen 2%
18%
Sausage

food service/retail mix: ***41% / 59%***

(1) Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites.

What is the NEW Bob Evans?........Distinctive and highly complementary foods businesses

Products sold at 35,000+ retail locations in 50 states

BEF foods, inc.

- Leading producer and distributor of home-style refrigerated side dishes, pork sausage products and a variety of complementary and frozen food items
  - Distributed under the Bob Evans®, Owens® and Country Creek® brand names (based on geography)
- Products include over **20** varieties of refrigerated side-dish products, and **60** varieties of branded fresh, smoked, and fully-cooked pork and turkey sausage, ham, and hickory-smoked bacon products
- Also offers over **20** complementary convenience food items in the refrigerated and frozen areas of grocery stores such as breakfast sandwiches, breakfast burritos, and sausage gravy.
- BEF Foods also includes a foodservice business which sells items made to customer specifications including sausage, sausage gravy, breakfast sandwiches and side dishes

Geographic brand presence



Bob Evans®
Bob Evans®/ Owens®

Recent financial performance ($mm)



BEF net sales
% YoY growth
$334
$329
$377
$386
$400
$399
$421
1.8%
(1.4%)
14.5%
2.4%
3.7%
(0.4%)
5.5%
FY'11
FY'12
FY'13
FY'14
FY'15
FY'16
FY'17E

Note: Does not include Corporate eliminations

Customer concentration – YTD2Q'17



Cust. #11+ 30%
Cust. #1 & #2 32%
Cust. #3 - #10 38%

BEF foods, inc. Bob Evans GROCERY PRODUCTS Owens

BEF FOODS' HISTORICAL TIMELINE

BEF foods, inc.


1948
1963
1987
2007
2009
2010
2011
2012
2013
2014
2015
2016
2017

2016:
- Completed Line 4 in Lima

2014:
- Completed Sulphur Springs, TX plant expansion

Kettle Creations

2012:
- Acquired Kettle Creations
- Purchased the Kettle Creations brand along with its state-of-the-art refrigerated food production facility in Lima, OH that produces refrigerated entrees and side dishes

2010:
- Plant Optimization Project Initiated (8 facilities)

2007:
- Bob Evans Foods consolidates Owens Country Sausage

1987:
- Bob Evans acquires Owens Country Sausage

2009:
- Elimination of DSD system and moved to Direct Warehouse Delivery

1963:
- Becomes a publicly traded company

1948:
- Bob Evans begins business on a farm in southeastern Ohio

2017:
- Acquisition of Pineland Farms

PINELAND FARMS POTATO COMPANY

2015:
- Announced a **$20mm** expansion of the company's Lima, OH production facility
- Launched phase one of ERP systems implementation, which will provide new tools to manage costs and control business execution

2013:
- Plant Optimization Project completed (9 facilities to 4 facilities)
- Completed Line 3 in Lima
- Began a **$36mm** expansion of the company's Sulphur Springs, TX production facility to enhance efficiency and output

< Original 12-stool, 24-hour restaurant opened in 1962 in Rio Grande, Ohio

PINELAND FARMS POTATO COMPANY OVERVIEW

PINELAND FARMS POTATO COMPANY

Definitive agreement announced 1/24/17. Transaction closing anticipated by end of FY'17 (4-28-17).

Location: Mars Hill, Maine

Key facts:

- Channel mix: ~80% foodservice, ~20% retail
- Products: mashed, diced, and shredded potatoes
- State-of-the-art manufacturing facility with current expansion to bring annual capacity to ~180 million pounds
- Includes 900 acre potato farm; facility is surrounded by 55,000+ acres of potato production annually
- In the final stage of a major two-year facility expansion and enhancement program to increase throughput, improve profitability and lower unit costs
- Employment and non-compete agreements with key employees



Try all 4 flavors of our
Natural
MASHED POTATOES



Preserving a tradition
for future generations
Pineland Farms is helping to revive the farming economy through thoughtful innovation and good stewardship.
LEARN MORE





GOOD OLD FASHIONED TASTE STARTS WITH NATURAL INGREDIENTS

PINELAND'S STATE-OF-THE-ART POTATO PROCESSING FACILITY PROVIDES IDEAL ACCESS TO POTATO SUPPLY AND POPULATION CENTERS



U.S. Population Density Map

BEF FOODS: OVERVIEW

Refrigerated side dishes




Bob Evans
MASHED POTATOES
Original




Bob Evans
TASTEFUL SIDES
Macaroni & Cheese

Breakfast sausage




12 LINKS
Bob Evans
Fully Cooked
Original


8 PATTIES
Bob Evans
Fully Cooked
Original


Bob Evans

Frozen products




Bob Evans
Croissants
Sausage, Egg & Cheese

New products


NEW!
Bob Evans
TASTEFUL SIDES
White Cheddar Macaroni & Cheese


NEW
Bob Evans
Oven Bake
Cheesy Southwest Mashed Potatoes

BEF foods, inc. Bob Evans GROCERY PRODUCTS Owens

LEADING MARKET POSITIONS IN REFRIGERATED SIDES AND BREAKFAST SAUSAGE

	Market position	Business strategy
Refrigerated side dishes	• **#1 national dinner sides brand with a leading market share**	• Achieve double-digit growth through marketing investments and expanded points of distribution
Food service	• Manufacture and distribution for select foodservice accounts	• Selectively pursue opportunities based on plant capacity and other factors
Breakfast sausage	• **#1 market share in core markets since 2007**	• Maintain market share and selectively pursue pockets of growth
Frozen foods	• Extensive retail presence throughout United States	• Maintain market share



Owens
Bob Evans
Sausage, Egg & Cheese
Bob Evans
Bob Evans
Bob Evans
Bob Evans
Original
Bob Evans
Original
Bob Evans
Original
Owens

DEEP AND GROWING PENETRATION IN SIDES AND SAUSAGE MARKETS

Refrigerated dinner sides - National

Breakfast sausage - Regional

Refrigerated dinner sides	Breakfast sausage





- Significant penetration
- Medium penetration
- Lower penetration
- Growth markets

BEF FOODS: REFRIGERATED DINNER SIDE-DISH PERFORMANCE

Refrigerated Dinner Side Dish Dollar Share[(1)]
($607MM)



All Others 8%
Simply 9%
Resers 10%
Private Label 11%
Hormel 12%
Bob Evans 50%

Refrigerated Dinner Side Dish Dollar Velocity[(1)]



$7.51
Selling 3X faster than next closest competitor
$2.23
$2.76
$2.53
$2.28
Bob Evans
Hormel
Private Label
Resers
Simply

Repeat Rate – Refrigerated Dinner Side Dishes[(2)]



64%
49%
50%
47%
50%
Bob Evans
Hormel
Private Label
Resers
Simply

Bob Evans . . .

- ***#1 dinner side-dish brand*** [(1)]
- ***50% share of dinner sides category as of 12-25-16***[(1)]
- ***Mashed potatoes are #1 dinner side***
- ***Macaroni and cheese is #2 dinner side***

[(1)] IRI; 52 weeks ending 12-25-16; Total US MULO; Dollar Share, Avg Weekly $/MM ACV
[(2)] IRI Panel; 52 weeks ending 12-25-16; Total US MULO; % of Buyers, 2x+ Buyers

EXECUTING STRATEGY TO FURTHER DEVELOP NATIONAL SIDE-DISH BRAND



Bob Evans
Share 48%
$ Change +15%
Bob Evans
Share 75%
$ Change +12%
Bob Evans
Share 44%
$ Change +14%
Bob Evans
Share 24%
$ Change +20%
Bob Evans
Share 11%
$ Change +18%
Bob Evans
Share 65%
$ Change +11%
Bob Evans
Share 40%
$ Change +12%
Bob Evans
Share 45%
$ Change +13%
TOTAL U.S. MULO
Bob Evans
Share 50%
$ Growth +13%

Source: IRI 52 wks. end. 12-25-16, Multi Outlet, Dollars, Dinner Sides

BEF Food's Normalized EBITDA Margin Range is ~ 21% to 24%

1. *Sales mix shift toward higher-margin side-dish products*
2. *Plant efficiency initiatives*
3. *Channel mix shift toward higher-margin branded retail*
4. *Brand investments*

DIVIDEND HISTORY *($ per share)*

Fiscal 2018: ***Special dividend of $150 million ($7.50 per share) expected to be paid ~60 days following completion of the sale of Bob Evans Restaurants. Quarterly dividend also expected to continue.***


$0.95
$1.075
$1.205
$1.24
$1.30
$1.36
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017E

1) *Grow national brand equity*
2) *Profitable sales growth*
3) *Free cash flow growth*
4) *Ongoing focus on efficiencies*
5) *Prudent capital allocation*
6) *Maintenance of prudent leverage*

Appendix


Bob Evans

- The Company announced a definitive agreement for the sale of its Bob Evans Restaurants segment on January 24, 2017
- The sale is expected to be completed by April 28, 2017
- Financial schedules reflecting Bob Evans Restaurants as "Discontinued Operations" will be published with the Company's third quarter fiscal 2017 earnings release

HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

10 year historical average sow cost: ~$52

Fiscal Year	Q1	Q2	Q3	Q4	Average
2017	$48.46	$44.53			$46.22
2016	$38.75	$53.31	$41.53	$42.84	$44.31
2015	$87.87	$78.82	$67.79	$43.02	$69.41
2014	$63.24	$77.33	$72.36	$78.47	$73.23
2013	$54.19	$43.22	$58.73	$59.07	$53.87
2012	$57.06	$67.82	$60.56	$60.41	$61.58
2011	$59.52	$60.47	$51.16	$59.05	$57.17